EXHIBIT 32.2

Certification of the Chief Financial Officer Pursuant

to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this report on Form 10-Q of The Wet Seal, Inc. for the period ended November 1, 2003, I, William B. Langsdorf, Chief Financial Officer of The Wet Seal, Inc., hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	This Form 10-Q for the period ended November 1, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this Form 10-Q for the period ended November 1, 2003 fairly presents, in all material respects, the financial condition and results of operations of The Wet Seal, Inc.

Date: December 12, 2003	/s/ WILLIAM B. LANGSDORF
William B. Langsdorf
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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